Putnam VT Research Fund
The fund's portfolio
3/31/20 (Unaudited)

COMMON STOCKS (98.4%)(a)
	Shares	Value
Aerospace and defense (2.1%)
Boeing Co. (The)	274	$40,864
General Dynamics Corp.	855	113,125
Lockheed Martin Corp.	133	45,080
Northrop Grumman Corp.	668	202,103
United Technologies Corp.	4,075	384,395

		785,567
Air freight and logistics (0.2%)
FedEx Corp.	734	89,005

		89,005
Airlines (0.2%)
Southwest Airlines Co.	2,283	81,298

		81,298
Banks (1.4%)
Citigroup, Inc.	10,893	458,813
PNC Financial Services Group, Inc. (The)	729	69,780

		528,593
Beverages (2.5%)
Coca-Cola Co. (The)	5,395	238,729
Constellation Brands, Inc. Class A	1,148	164,577
PepsiCo, Inc.	4,453	534,805

		938,111
Biotechnology (3.9%)
AbbVie, Inc.	7,013	534,320
Amgen, Inc.	389	78,862
Biogen, Inc.(NON)	908	287,273
Gilead Sciences, Inc.	2,040	152,510
Regeneron Pharmaceuticals, Inc.(NON)	360	175,784
Vertex Pharmaceuticals, Inc.(NON)	837	199,164

		1,427,913
Building products (0.8%)
Fortune Brands Home & Security, Inc.	3,542	153,192
Johnson Controls International PLC	5,946	160,304

		313,496
Capital markets (4.7%)
Apollo Global Management, Inc.	5,496	184,116
Charles Schwab Corp. (The)	8,709	292,797
E*Trade Financial Corp.	5,732	196,722
Goldman Sachs Group, Inc. (The)	2,724	421,103
Intercontinental Exchange, Inc.	2,695	217,621
KKR & Co., Inc. Class A	9,625	225,899
Partners Group Holding AG (Switzerland)	135	93,377
Quilter PLC (United Kingdom)	80,335	117,398

		1,749,033
Chemicals (1.4%)
Albemarle Corp.	561	31,624
Dow, Inc.	2,842	83,100
DuPont de Nemours, Inc.	1,271	43,341
Eastman Chemical Co.	786	36,612
Ecolab, Inc.	332	51,736
Linde PLC	318	55,014
Sherwin-Williams Co. (The)	444	204,027

		505,454
Commercial services and supplies (0.3%)
Waste Management, Inc.	1,122	103,852

		103,852
Construction materials (0.1%)
Summit Materials, Inc. Class A(NON)	1,426	21,390

		21,390
Consumer finance (0.1%)
Oportun Financial Corp.(NON)	3,952	41,694

		41,694
Containers and packaging (0.6%)
Avery Dennison Corp.	609	62,039
Ball Corp.	1,320	85,351
Packaging Corp. of America	651	56,526

		203,916
Diversified financial services (1.2%)
Berkshire Hathaway, Inc. Class B(NON)	2,343	428,371

		428,371
Electric utilities (2.9%)
American Electric Power Co., Inc.	3,199	255,856
Exelon Corp.	2,962	109,031
NextEra Energy, Inc.	1,233	296,684
NRG Energy, Inc.	14,434	393,471

		1,055,042
Electrical equipment (0.8%)
Eaton Corp. PLC	3,776	293,357

		293,357
Entertainment (4.4%)
Activision Blizzard, Inc.	15,030	893,984
Live Nation Entertainment, Inc.(NON)	8,170	371,408
Netflix, Inc.(NON)	1,012	380,006

		1,645,398
Equity real estate investment trusts (REITs) (0.9%)
Gaming and Leisure Properties, Inc.(R)	12,443	344,796

		344,796
Food and staples retail (2.3%)
Costco Wholesale Corp.	960	273,725
Walmart, Inc.	4,983	566,168

		839,893
Food products (0.8%)
ConAgra Foods, Inc.	2,129	62,465
McCormick & Co., Inc. (non-voting shares)	1,008	142,340
Mondelez International, Inc. Class A	1,888	94,551

		299,356
Health-care equipment and supplies (3.7%)
Abbott Laboratories	3,294	259,930
Baxter International, Inc.	3,149	255,667
Becton Dickinson and Co.(S)	223	51,239
Boston Scientific Corp.(NON)	7,091	231,379
Cooper Cos., Inc. (The)	300	82,701
Danaher Corp.	1,515	209,691
Intuitive Surgical, Inc.(NON)	200	99,042
Medtronic PLC	1,645	148,346
Zimmer Biomet Holdings, Inc.	317	32,042

		1,370,037
Health-care providers and services (3.5%)
Centene Corp.(NON)	2,579	153,218
Cigna Corp.	2,918	517,011
Humana, Inc.	318	99,858
UnitedHealth Group, Inc.	2,019	503,498

		1,273,585
Hotels, restaurants, and leisure (1.5%)
Aramark	2,134	42,616
Chipotle Mexican Grill, Inc.(NON)	248	162,291
Hilton Worldwide Holdings, Inc.	2,308	157,498
Wynn Resorts, Ltd.	1,574	94,739
Yum China Holdings, Inc. (China)	2,234	95,235

		552,379
Household products (2.3%)
Clorox Co. (The)(S)	98	16,979
Procter & Gamble Co. (The)	7,443	818,730

		835,709
Industrial conglomerates (1.4%)
3M Co.	920	125,589
General Electric Co.	14,045	111,517
Honeywell International, Inc.	1,112	148,774
Roper Technologies, Inc.	475	148,110

		533,990
Insurance (2.8%)
American International Group, Inc.	9,815	238,014
Assured Guaranty, Ltd.	12,494	322,220
AXA SA (France)	9,978	172,788
Prudential PLC (United Kingdom)	24,941	318,373

		1,051,395
Interactive media and services (5.2%)
Alphabet, Inc. Class A(NON)	1,076	1,250,258
Facebook, Inc. Class A(NON)	4,100	683,880

		1,934,138
Internet and direct marketing retail (4.8%)
Amazon.com, Inc.(NON)	791	1,542,229
Booking Holdings, Inc.(NON)	184	247,539

		1,789,768
IT Services (6.1%)
Fidelity National Information Services, Inc.	6,312	767,792
Fiserv, Inc.(NON)	3,856	366,281
Mastercard, Inc. Class A	2,177	525,876
Visa, Inc. Class A(S)	3,621	583,416

		2,243,365
Leisure products (0.3%)
Hasbro, Inc.	1,804	129,076

		129,076
Life sciences tools and services (0.7%)
Thermo Fisher Scientific, Inc.	931	264,032

		264,032
Machinery (0.4%)
Deere & Co.	796	109,975
Parker Hannifin Corp.	419	54,357

		164,332
Media (1.4%)
Charter Communications, Inc. Class A(NON)	1,155	503,938

		503,938
Metals and mining (0.9%)
Anglo American PLC (United Kingdom)	6,617	115,627
Freeport-McMoRan, Inc. (Indonesia)	21,812	147,231
Newmont Corp.	1,224	55,423

		318,281
Multi-utilities (1.0%)
Ameren Corp.	1,970	143,475
CMS Energy Corp.	1,771	104,046
Dominion Energy, Inc.	1,954	141,059

		388,580
Multiline retail (0.7%)
Target Corp.	2,909	270,450

		270,450
Oil, gas, and consumable fuels (2.3%)
BP PLC (United Kingdom)	86,848	369,466
Cairn Energy PLC (United Kingdom)(NON)	44,207	42,317
Cenovus Energy, Inc. (Canada)	61,297	123,700
Enterprise Products Partners LP	8,640	123,552
Phillips 66	2,324	124,683
Williams Cos., Inc. (The)	3,554	50,289

		834,007
Pharmaceuticals (4.2%)
Bristol-Myers Squibb Co.	1,074	59,865
Eli Lilly & Co.	434	60,204
Johnson & Johnson	3,534	463,413
Merck & Co., Inc.	5,502	423,324
Mylan NV(NON)	5,369	80,052
Pfizer, Inc.	8,925	291,312
Zoetis, Inc.	1,393	163,942

		1,542,112
Professional services (1.4%)
Clarivate Analytics PLC (United Kingdom)(NON)	16,924	351,173
CoStar Group, Inc.(NON)	280	164,419

		515,592
Road and rail (1.0%)
Union Pacific Corp.	2,518	355,139

		355,139
Semiconductors and semiconductor equipment (3.8%)
Cree, Inc.(NON)(S)	5,964	211,483
NVIDIA Corp.	2,219	584,928
NXP Semiconductors NV	3,966	328,900
Texas Instruments, Inc.	2,780	277,805

		1,403,116
Software (9.0%)
Adobe, Inc.(NON)	1,863	592,881
Dassault Systemes SA (France)	1,264	187,447
Microsoft Corp.	14,060	2,217,410
Salesforce.com, Inc.(NON)	2,280	328,274

		3,326,012
Specialty retail (2.7%)
Advance Auto Parts, Inc.	502	46,847
Burlington Stores, Inc.(NON)	444	70,356
CarMax, Inc.(NON)	2,215	119,233
Home Depot, Inc. (The)	3,785	706,697
TJX Cos., Inc. (The)	1,501	71,763

		1,014,896
Technology hardware, storage, and peripherals (3.8%)
Apple, Inc.	4,808	1,222,626
HP, Inc.	9,623	167,055

		1,389,681
Textiles, apparel, and luxury goods (0.8%)
Levi Strauss & Co. Class A	3,747	46,575
lululemon athletica, Inc. (Canada)(NON)	224	42,459
NIKE, Inc. Class B	2,655	219,675

		308,709
Tobacco (0.5%)
Altria Group, Inc.	4,347	168,098

		168,098
Trading companies and distributors (0.6%)
United Rentals, Inc.(NON)	1,289	132,638
Yellow Cake PLC 144A (United Kingdom)(NON)(S)	43,238	100,745

		233,383

Total common stocks (cost $36,919,826)		$36,409,335

SHORT-TERM INVESTMENTS (3.8%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.54%(AFF)	Shares	882,243	$882,243
Putnam Short Term Investment Fund 0.92%(AFF)	Shares	480,627	480,627
U.S. Treasury Bills 1.551%, 5/14/20(SEG)		$11,000	10,999
U.S. Treasury Bills 1.548%, 6/4/20(SEG)		16,000	15,998
U.S. Treasury Bills 0.015%, 9/3/20(SEG)		17,000	16,993

Total short-term investments (cost $1,406,806)			$1,406,860
TOTAL INVESTMENTS

Total investments (cost $38,326,632)			$37,816,195

	FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $3,906,370) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	4/15/20	$121,174	$131,381	$10,207
	Barclays Bank PLC
		British Pound	Sell	6/17/20	721,254	749,629	28,375
		Euro	Sell	6/17/20	108,619	113,116	4,497
	Citibank, N.A.
		Euro	Sell	6/17/20	225,313	227,702	2,389
	Goldman Sachs International
		British Pound	Sell	6/17/20	661,429	687,500	26,071
		Canadian Dollar	Buy	4/15/20	212,356	213,606	(1,250)
	HSBC Bank USA, National Association
		Chinese Yuan (Offshore)	Sell	5/20/20	178,718	180,904	2,186
	JPMorgan Chase Bank N.A.
		British Pound	Sell	6/17/20	101,490	105,485	3,995
		Canadian Dollar	Sell	4/15/20	453,140	491,336	38,196
		Norwegian Krone	Buy	6/17/20	972	1,088	(116)
	State Street Bank and Trust Co.
		British Pound	Buy	6/17/20	295,269	289,540	5,729
		Canadian Dollar	Buy	4/15/20	181,725	191,645	(9,920)
		Israeli Shekel	Buy	4/16/20	367	376	(9)
	UBS AG
		British Pound	Buy	6/17/20	209,822	194,749	15,073
	WestPac Banking Corp.
		British Pound	Sell	6/17/20	315,914	328,313	12,399

	Unrealized appreciation						149,117

	Unrealized (depreciation)						(11,295)

	Total						$137,822
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation
S&P 500 Index E-Mini (Long)	1	$129,230	$128,485	Jun-20	$16,373

Unrealized appreciation					16,373

Unrealized (depreciation)					—

Total					$16,373

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$410,430	$456,668	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$(46,220)

Upfront premium received		—	Unrealized appreciation			—

Upfront premium (paid)		—	Unrealized (depreciation)			(46,220)

Total		$—			Total	$(46,220)

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2020 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $37,008,183.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$503,850	$3,223,260	$2,844,867	$2,623	$882,243
	Putnam Short Term Investment Fund**	752,996	2,513,820	2,786,189	1,420	480,627

	Total Short-term investments	$1,256,846	$5,737,080	$5,631,056	$4,043	$1,362,870
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $882,243, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $838,373. Certain of these securities were sold prior to the close of the reporting period.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $38,994.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $29,443 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $25,599 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$4,083,474	$—	$—
Consumer discretionary	4,065,278	—	—
Consumer staples	3,081,167	—	—
Energy	422,224	411,783	—
Financials	3,097,150	701,936	—
Health care	5,877,679	—	—
Industrials	3,368,266	100,745	—
Information technology	8,174,727	187,447	—
Materials	933,414	115,627	—
Real estate	344,796	—	—
Utilities	1,443,622	—	—

Total common stocks	34,891,797	1,517,538	—
Short-term investments	480,627	926,233	—

Totals by level	$35,372,424	$2,443,771	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$137,822	$—
Futures contracts	16,373	—	—
Total return swap contracts	—	(46,220)	—

Totals by level	$16,373	$91,602	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	2
Forward currency contracts (contract amount)	$4,200,000
OTC total return swap contracts (notional)	$470,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com